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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                          FORM 8-K/A (Amended)
                             CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
    Date of report (Date of earliest event reported) October 9, 2003
               FIRST CANADIAN AMERICAN HOLDING CORPORATION
                       (FORMERLY ADATOM.COM INC.)

         (Exact name of registrant as specified in its charter)
ONTARIO                      000-22947               43-17719999
(State or other jurisdiction
of incorporation)         (Commission File Number)
                                                      (IRS Employer
                                                   Identification No.)

          6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
                (Address of principal executive offices)
     Registrants telephone number, including area code 416-918-2209

ITEM 1: Changes in Control of Registrant:
None

ITEM 2: Acquisition or Disposition of Assets:
None.

ITEM 3: Legal Proceedings Bankruptcy or Receivership:
None.

ITEM 4: Changes in Registrant's Certifying Accountant:
None

ITEM 5: Other Events:
The company that was spun-off on August 19, 2003 Pearl Asian Mining Industries Inc. the basis that the Common Shares were spun off was incorrect, they were recorded as being spun-off on the basis of 100% of the common shares of its wholly owned subsidiary to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant. The correct basis should have been that 1 common share of the subsidiary for every 100,000 common shares held by the shareholders of the Registrant. The company that was reported in the 8K of August 14, 2003 as being spun-off SECOND BAVARIAN MINING AND ENGINEERING SERVICES INC. was reported incorrectly as that company was corrected reported as being spun-off in the 8K filings of August 12, 2003. The correct company that should have been reported to be spun-off in the 8K of August 14, 2003 was SECOND COLONIAL MINING AND ENGINEERING SERVICES INC. incorporated in Canada, with unlimited common shares authorized and unlimited preferred shares authorized. The rest of the 8K of August 14, 2003 is correct.

ITEM 6: Registrant's Directors and Officers:
The Company's current officers and directors are:
Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7: Market for the Registrants Common Equity and Related Shareholder
Matters:
Shares of the Registrant trade on the OTC - PK under the symbol FCAHF.
Note:
The Company has not declared any cash dividends on its common stock. FORWARD-LOOKING STATEMENTS
Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward- looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


                               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CANADIAN AMERICAN HOLDING CORPORATION

Date: October 9, 2003

By:  /S/ Sandy Winick
       Sandy Winick
      President and Secretary